Exhibit 10.1

“FORM OF”

SECURITIES SETTLEMENT AGREEMENT

This SECURITIES SETTLEMENT AGREEMENT (the “Agreement”), dated as of March 27, 2020, is by and among Taronis Technologies, Inc., a Delaware corporation, with offices located at 300 W. Clarendon Ave. #230, Phoenix, Arizona 85013 (the “Company”) and First Choice International Company, Inc., a Delaware corporation (“FIRST CHOICE”).

RECITALS

A.

FIRST CHOICE is entitled to certain monies from the Company in the aggregate amount of $1,440,027.78 (the “Indebtedness”) arising from that certain Promissory Note dated February 18, 2020 by and between the Company and FIRST CHOICE as amended to date (“Agreement”).

B.

The Company and FIRST CHOICE desire to enter into this transaction for the Company to issue at market price to FIRST CHOICE $1,440,027.78 worth of registered freely tradable shares (the “Securities”) of the Company’s common stock, $0.001 par value (“Common Stock”), in satisfaction and payment in full of payment of the Indebtedness.

C.	Contemporaneously with the execution of this Agreement, the Company shall file a prospectus supplement to its existing shelf registration statement on Form S-3, Registration No. 333-230854, with the United States Securities and Exchange Commission (the “SEC”), which includes the Securities (the “Registration Statement”).

AGREEMENT

NOW, THEREFORE, in consideration of the recitals above incorporated herein by this reference and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and FIRST CHOICE hereby agree as follows:

1. ISSUANCE OF COMMON STOCK IN SATISFACTION OF INDEBTEDNESS.

(a) Issuance of Common Stock. In full satisfaction and in lieu of cash payment of the Indebtedness due to FIRST CHOICE, the Company shall issue to First Choice on the Closing Date (as defined below) the Securities.

(b) Closing. The sale and purchase of the Securities shall take place at a closing (the “Closing”) to be managed by the remote exchange of documents. The date and time of the Closing shall be 5:00 p.m., New York time, on the Effective Date, or at such other time or on such other date as parties hereto may mutually agree in writing (the “Closing Date”).

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2. FIRST CHOICE’S REPRESENTATIONS AND WARRANTIES.

FIRST CHOICE represents and warrants to the Company with respect to only itself that, as of the date hereof and the Closing Date:

(a) Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of FIRST CHOICE and shall constitute the legal, valid and binding obligation of FIRST CHOICE enforceable against FIRST CHOICE in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(b) No Conflicts. The execution, delivery and performance by FIRST CHOICE of this Agreement and the consummation by FIRST CHOICE of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of FIRST CHOICE or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which FIRST CHOICE is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to FIRST CHOICE, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of FIRST CHOICE to perform its obligations hereunder.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to FIRST CHOICE that, as of the date hereof and the Closing Date:

(a) Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the shares of Common Stock) have been duly authorized by the Company’s board of directors and (other than (x) the filing with the SEC of the prospectus supplement to the Registration Statement, which shall occur on the date hereof and (y) any other filings as may be required by any state securities agencies (collectively, the “Required Filings”)) no further filing, consent or authorization is required by the Company, its subsidiaries, their respective boards of directors or their stockholders or other governing body. This Agreement has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.

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(b) Issuance of Securities. The issuance of the Securities is duly authorized and the Securities, when issued, shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof.

(c) Registration. As of the Closing, the Securities shall have been registered under the Securities Act of 1933, as amended (the “1933 Act”) and will be issued pursuant to the Registration Statement. As such, the Securities will be freely transferable and freely tradable by FIRST CHOICE without restriction, whether by way of registration or some exemption therefrom. The Registration Statement and any prospectus included therein, shall comply in all material respects with the requirements of the 1933 Act, and the documents incorporated by reference into the Registration Statement, when filed, shall comply in all material respects with the requirements of the 1934 Act and, in each case, with the rules and regulations of the SEC promulgated under the 1933 Act or the 1934 Act, as the case may be. At the time the Registration Statement and any amendments thereto become effective the Registration Statement and any amendments thereto will comply in all material respects with the requirements of the 1933 Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The prospectus contained in the Registration Statement and any amendments or supplements thereto, at the time the prospectus or any amendment or supplement thereto is issued, will comply in all material respects with the requirements of the 1933 Act and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the Securities and the registration of the Securities pursuant to the Registration Statement) will not (i) result in a violation of the Certificate of Incorporation (as defined below) (including, without limitation, any certificate of designation contained therein), Bylaws (as defined below), certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or any of its subsidiaries, or any capital stock or other securities of the Company or any of its subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected.

4. REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND.

(a) Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Securities in which the Company shall record (x) the name and address of the person in whose name the shares of Common Stock have been issued (including the name and address of each transferee) and (y) the aggregate number of shares of Common Stock held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any FIRST CHOICE or its legal representatives.

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(b) Transfer Agent Instructions. From and after the Effective Date:

(i) the Company shall issue irrevocable instructions to the transfer agent set forth in Section 5(f) below and to any subsequent transfer agent (as applicable, the “Transfer Agent”) in a form acceptable to FIRST CHOICE (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of FIRST CHOICE or its respective nominee(s), for the Securities;

(ii) the Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b) will be given by the Company to its Transfer Agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company, as applicable, to the extent provided in this Agreement; and

(iii) if FIRST CHOICE effects a sale, assignment or transfer of the Securities, the Company shall permit the transfer and shall promptly instruct the Transfer Agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by FIRST CHOICE to effect such sale, transfer or assignment.

(c) Legends. Certificates and any other instruments evidencing the Securities shall not bear any restrictive or other legend.

(d) FAST Compliance. From and after the Effective Date, while any shares of Common Stock remain outstanding, the Company shall maintain a transfer agent that participates in the DTC Fast Automated Securities Transfer Program (“FAST”).

6. MISCELLANEOUS.

(a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Florida, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Florida or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Florida. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in West Palm Beach, Florida, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude FIRST CHOICE from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to FIRST CHOICE or to enforce a judgment or other court ruling in favor of FIRST CHOICE. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY.

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(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c) Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d) Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(e) Entire Agreement; Amendments. Except as set forth in Section 3(d) hereof, this Agreement supersedes all other prior oral or written agreements between FIRST CHOICE and the Company contains the entire understanding of the parties solely with respect to the matters covered herein. For clarification purposes, the Recitals are part of this Agreement and the Engagement Agreement remains in full force and effect. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and FIRST CHOICE.

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(f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been given and delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or electronic mail; or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to the Company:

Taronis Technologies, Inc.

[ADDRESS]

Telephone:

Attention:

E-Mail:

If to the Transfer Agent:

EQ

[ADDRESS]

Telephone:

Facsimile:

Attention:

E-Mail:

If to FIRST CHOICE:

First Choice International Company, Inc.

[ADDRESS]
Facsimile:
Telephone:
E-mail:
Attention:

or to such other address, e-mail address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or e-mail containing the time, date, recipient facsimile number and, with respect to each facsimile transmission, an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

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(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Securities. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of FIRST CHOICE. FIRST CHOICE may assign some or all of its rights hereunder in connection with any transfer of any of its Securities without the consent of the Company, in which event such assignee shall be deemed to be FIRST CHOICE hereunder with respect to such assigned rights.

(h) No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(i) Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing. FIRST CHOICE shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, shares of Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions that occur with respect to the Common Stock after the date of this Agreement through the Closing Date.

(l) Remedies. FIRST CHOICE, and in the event of assignment by FIRST CHOICE of its rights and obligations hereunder, each holder of Securities, shall have all rights and remedies set forth in this Agreement and all of the rights which such holders have under the law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law would inadequate relief to FIRST CHOICE. The Company therefore agrees that FIRST CHOICE shall be entitled to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The remedies provided in this Agreement shall be cumulative and in addition to all other remedies available under this Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief).

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IN WITNESS WHEREOF, FIRST CHOICE and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

FIRST CHOICE INTERNATIONAL COMPANY, INC.

By:
Name:
Title:

[Signature Page to Securities Settlement Agreement]

IN WITNESS WHEREOF, FIRST CHOICE and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

TARONIS TECHNOLOGIES, INC.

By:
Name:
Title:

[Signature Page to Securities Settlement Agreement]